THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                          THIRD AVENUE HIGH YIELD FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND

     Supplement dated October 15, 1999 to Prospectus dated February 28, 1999

The following information supplements the information contained in, and replaces the third sentence of, footnote ** to the Expenses table of Third Avenue Real Estate Value Fund of the Funds' Prospectus February 28, 1999.

Effective October 15, 1999, the Adviser has agreed to reimburse Third Avenue Real Estate Value Fund for all expenses incurred by the Fund in excess of 1.5% of Fund assets. The Fund will repay the Adviser the amount of its reimbursement for up to three years following the reimbursement to the extent Fund expenses drop below 1.5%.